UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 21, 2008

CSX CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	1-08022	62-1051971
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Water Street, 15th Floor, Jacksonville, Florida	32202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (904) 359-3200

____________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                      Entry into a Material Definitive Agreement.

On October 21, 2008, CSX Transportation, Inc. (the “Company”) and CSX Corporation, the Company’s parent, entered into an Underwriting Agreement (the “Underwriting Agreement”) with Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC and J.P. Morgan Securities Inc., as representatives of the Underwriters named therein (the “Underwriters”) for the public offering of $350,538,000 aggregate principal amount of the Company’s 8.375% Secured Equipment Notes due 2014 (the “2014 Notes”). The 2014 Notes were issued pursuant to a Base Indenture, dated as of December 13, 2007, between the Company and The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A.), as trustee, as supplemented by the Second Supplemental Indenture dated as of October 24, 2008 (the Base Indenture, as supplemented by the Second Supplemental Indenture, being herein referred to as the “Indenture”), and an Action of Authorized Pricing Officers of CSX Corporation dated October 21, 2008. The 2014 Notes have been registered under the Securities Act of 1933, as amended (the “Act”), by Post-Effective Amendment No. 1 to a Registration Statement on Form S-3ASR (Registration No. 333-140732), which became effective December 10, 2007. On October 21, 2008, the Company filed with the Securities and Exchange Commission, pursuant to Rule 424(b)(5) under the Act, its Prospectus, dated December 10, 2007, and Prospectus Supplement, dated October 21, 2008, pertaining to the offering and sale of the 2014 Notes.

The form of the 2014 Notes and the Second Supplemental Indenture are filed as Exhibits 4.2 and 4.3, respectively, to this Report, and are incorporated by reference into this Report.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

See Item 1.01.

Item 9.01.	Financial Statements and Exhibits

(d)           Exhibits required to be filed by Item 601 of Regulation S-K.

The following exhibits are filed as a part of this Report.

Exhibit No.	Description
1.1
Underwriting Agreement, dated October 21, 2008, among CSX Transportation, Inc., CSX Corporation and Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC and J.P. Morgan Securities Inc., as representatives of the underwriters named therein.

4.1	Action of Authorized Pricing Officers of CSX Corporation dated October 21, 2008.
4.2	Form of 2014 Notes.
4.3
Second Supplemental Indenture dated as of October 24, 2008 among CSX Transportation, Inc., CSX Corporation and The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A.), as trustee.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CSX CORPORATION

Date: October 24, 2008	By:	/s/ David A. Boor
David A. Boor Vice President-Tax and Treasurer